MAINSTAY VP FUNDS TRUST

MainStay VP MacKay Strategic Bond Portfolio

(the “Portfolio”)

Supplement dated July 20, 2021 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information,
each dated May 1, 2021, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and Statement of Additional Information.

Effective immediately, Joseph Cantwell will no longer serve as a portfolio manager for the Portfolio. All references to Mr. Cantwell are deleted in their entirety. Stephen R. Cianci, Neil Moriarty, III, Shu-Yang Tan and Matt Jacob will continue to serve as portfolio managers for the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE